Exhibit 99.1

Allscripts Announces Pricing of $200 Million Convertible Senior Notes Offering

CHICAGO—(BUSINESS WIRE)—December 5, 2019— Allscripts Healthcare Solutions, Inc. (Nasdaq: MDRX) (“Allscripts”) today announced the pricing of its previously disclosed private offering of $200 million aggregate principal amount of its 0.875% convertible senior notes due 2027 (the “notes”). Allscripts has also granted the initial purchasers of the notes an option to purchase, within a 13-day period beginning on, and including, the date on which the notes are first issued, up to an additional $30 million aggregate principal amount of the notes. The notes are being offered only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The offering and sale of the notes to the initial purchasers is expected to close on December 9, 2019, subject to customary closing conditions.

The notes are senior, unsecured obligations of Allscripts and bear interest at a rate of 0.875% per year, payable semiannually in arrears on January 1 and July 1 of each year, commencing on July 1, 2020. The notes will be convertible at the option of the holders only in certain circumstances and during certain periods. Conversions of the notes may be settled in cash, shares of Allscripts’ common stock, or a combination of cash and shares of Allscripts’ common stock, at Allscripts’ election. Allscripts will not have the right to redeem the notes prior to maturity. The notes will mature on January 1, 2027, unless earlier repurchased or converted in accordance with their terms prior to such date. The initial conversion rate for the notes will be 75.0962 shares of Allscripts’ common stock per $1,000 principal amount of notes, which is equivalent to an initial conversion price of approximately $13.32 per share of Allscripts’ common stock. The initial conversion price of the notes represents a premium of approximately 32.5% to the $10.05 per share last reported sale price of Allscripts’ common stock on December 4, 2019.

Allscripts estimates that the net proceeds from the offering will be approximately $195.0 million (assuming no exercise of the initial purchasers’ option to purchase additional notes), after deducting the initial purchasers’ discount but before estimated offering expenses. Allscripts intends to use $15.8 million of the net proceeds to pay the cost of capped call transactions described below, and Allscripts expects to use the remaining net proceeds to repay outstanding borrowings under its senior secured revolving credit facility.

In connection with the pricing of the notes, Allscripts entered into privately negotiated capped call transactions with JPMorgan Chase Bank, National Association, Wells Fargo Bank, National Association, Bank of America, N.A. and Deutsche Bank AG, London Branch (the “option counterparties”). The capped call transactions are expected generally to reduce the potential dilution to Allscripts’ common stock upon any conversion of notes and/or offset any cash payments Allscripts is required to make in excess of the principal amount of the converted notes, as the case may be, in the event that the market price of Allscripts’ common stock is greater than the strike price of the capped call transactions (which initially corresponds to the initial conversion price of the notes and is subject to certain adjustments under the terms of the capped call transactions), with such reduction and/or offset subject to a cap based on the cap price of the capped call transactions. The cap price of the capped call transactions is initially $17.5875 per share, representing a premium of 75% above the last reported sale price of $10.05 per share of Allscripts’ common stock on December 4, 2019, and is subject to certain adjustments under the terms of the capped call transactions. If the initial purchasers exercise their option to purchase additional notes, Allscripts intends to enter into one or more additional capped call transactions with the option counterparties.

Allscripts expects that in connection with establishing their initial hedges of the capped call transactions, the option counterparties or their respective affiliates expect to enter into various derivative transactions with respect to Allscripts’ common stock and/or purchase shares of Allscripts’ common stock concurrently with, or shortly after, the pricing of the notes. This activity could increase (or reduce the size of any decrease in) the market price of Allscripts’ common stock or the notes at that time. In addition, Allscripts expects that the option counterparties or their respective affiliates may modify their hedge positions by entering into or unwinding various derivative transactions with respect to Allscripts’ common stock and/or purchasing or selling shares of Allscripts’ common stock or other securities of Allscripts in secondary market transactions following the pricing of the notes and prior to the maturity of the notes (and are likely to do so during any observation period relating to a conversion of the notes). This activity could also cause or avoid an increase or a decrease in the market price of Allscripts’ common stock or the notes, which could affect the ability of noteholders to convert the notes and, to the extent the activity occurs during any observation period related to a conversion of the notes, could affect the number of shares and the value of the consideration that noteholders will receive upon conversion of the notes.

Neither the notes nor the shares of Allscripts’ common stock issuable upon conversion of the notes, if any, nor the capped call transactions have been, nor will be, registered under the Securities Act or the securities laws of any other jurisdiction and may not be offered or sold in the United States absent registration or an applicable exemption from such registration requirements.

This press release is not an offer to sell, or a solicitation of an offer to purchase, any securities of Allscripts. It is issued pursuant to Rule 135c under the Securities Act.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, expectations regarding the notes offering and capped call transactions, the closing of the notes offering, the actions of the option counterparties with respect to the capped call transactions, and Allscripts’ anticipated use of net offering proceeds. These forward-looking statements are based on the current assumptions, expectations and beliefs of Allscripts’ management, only speak as of the date that they are made and are subject to significant risks and uncertainties. Such statements can be identified by the use of words such as “future,” “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “predicts,” “will,” “would,” “could,” “can,” “may,” and similar terms. Actual results could differ significantly from those set forth in the forward-looking statements and reported results should not be considered an indication of future performance. Certain factors that could cause Allscripts’ actual results to differ materially from those described in the forward-looking statements include, but are not limited to: risks related to market and other general economic conditions, Allscripts’ ability to satisfy the closing conditions required for the consummation of the notes offering and the capped call transactions, the final outcome of the criminal and civil investigations by the Department of Justice (the “DOJ”) involving Practice Fusion, Inc. (“Practice Fusion”), including our ability to negotiate final settlement agreements with the DOJ and the terms of such agreements; potential additional investigations and proceedings from governmental entities or third parties other than the DOJ related to the same or similar conduct underlying the DOJ’s investigations into Practice Fusion’s business practices; the expected financial results of businesses acquired by us, including the McKesson Corporations Enterprise Information Solutions (“EIS”) portfolio (the “EIS Business”), the NantHealth, Inc. (“NantHealth”) provider/patient solutions business, Practice Fusion and Health Grid Holding Company (“Health Grid”); the successful integration of businesses recently acquired by us; the anticipated and unanticipated expenses and liabilities related to the EIS Business, the NantHealth provider/patient solutions business, Practice Fusion and HealthGrid, including the civil investigation by the U.S. Attorney’s Office involving our EIS Business; security breaches resulting in unauthorized access to our or our clients’ computer systems or data, including denial-of-services, ransomware or other Internet-based attacks; Allscripts’ failure to compete successfully; consolidation in Allscripts’ industry; current and future laws, regulations and industry initiatives; increased government involvement in Allscripts’ industry; the failure of markets in which Allscripts operates to develop as quickly as expected; Allscripts’ or its customers’ failure to see the benefits of government programs; changes in interoperability or other regulatory standards; the effects of the realignment of Allscripts’ sales, services and support organizations; market acceptance of Allscripts’ products and services; the unpredictability of the sales and implementation cycles for Allscripts’ products and services; Allscripts’ ability to manage future growth; Allscripts’ ability to introduce new products and services; Allscripts’ ability to establish and maintain strategic relationships; risks related to the acquisition of new businesses or technologies; the performance of Allscripts’ products; Allscripts’ ability to protect its intellectual property rights; the outcome of legal proceedings involving Allscripts; Allscripts’ ability to hire, retain and motivate key personnel; performance by Allscripts’ content and service providers; liability for use of content; price reductions; Allscripts’ ability to license and integrate third party technologies; Allscripts’ ability to maintain or expand its business with existing customers; risks related to international operations; changes in tax rates or laws; business disruptions; Allscripts’ ability to maintain proper and effective internal controls; and asset and long-term investment impairment charges. Additional information about these and other risks, uncertainties, and factors affecting Allscripts’ business is contained in Allscripts’ filings with the Securities and Exchange Commission, including under the caption “Risk Factors” in the Allscripts Annual Report on Form 10-K for 2018, subsequent Quarterly Reports on Form 10-Q and other public filings with the SEC. Allscripts does not undertake to update forward-looking statements to reflect changed assumptions, the impact of circumstances or events that may arise after the date of the forward-looking statements, or other changes in its business, financial condition or operating results over time.

SOURCE Allscripts Healthcare Solutions, Inc.

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